                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 10, 2007

                                   SWMX, INC.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware               333-130586              20-5296949
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          (State or other         (Commission File          (IRS Employer
          jurisdiction of              Number)            Identification No.)
           incorporation)

                   1 Bridge Street
                    Irvington, NY                             10533
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       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 10, 2007, SWMX, Inc. (the "Company") and its subsidiary,  SoftWave
Media Exchange,  Inc. (together with the Company,  the "Borrowers"),  executed a forbearance  agreement with BlueCrest Capital Finance,  L.P., a Delaware limited partnership  (the  "Lender"),  dated  as  of  July  5,  2007  (the  "Forbearance
Agreement"),  in connection with that certain loan and security agreement by and between  the  Borrowers  and  the  Lender,  dated  March  23,  2007  (the  "Loan
Agreement").  The Company  informed the Lender that an event of default occurred and is continuing  under Section 8.1(o) of the Loan Agreement as a result of the
Company's  failure  to raise net  proceeds  of  $10,000,000  in new  equity,  on commercially  reasonable  terms  and  conditions,  on or  before  July 1,  2007.
Pursuant  to the  Forbearance  Agreement,  Lender  has  agreed to  forbear  from exercising its rights and remedies as a result of the existing default until the earliest to occur of (i) the occurrence of any default or event of default other than the existing  default,  (ii) notification by the Company to the Lender that the Company  believes there is a reasonable  likelihood that it will not be able to raise net proceeds of $10,000,000 in new equity,  on commercially  reasonable terms and  conditions,  on or before  August 1, 2007, or (iii) August 1, 2007. A copy of the  Forbearance  Agreement  is attached  hereto as Exhibit  99.1 and is incorporated herein in its entirety.

      As a condition to closing the Forbearance Agreement, the Borrowers entered into an intellectual  property security agreement (the "IP Security  Agreement")
dated as of July 5, 2007 with Lender pursuant to which the Borrowers  granted to
Lender  a  first  priority   secured  interest  in  certain  of  the  Borrowers'
intellectual  property,  whether  now owned or later  acquired.  The IP Security
Agreement is attached hereto as Exhibit 99.2 and is  incorporated  herein in its entirety.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      ----------                            -----------
         99.1      Forbearance Agreement dated as of July 5, 2007 by and
                   between BlueCrest Capital Finance, L.P. and SWMX, Inc., and
                   SoftWave Media Exchange, Inc*

         99.2      Intellectual Property Security Agreement dated as of July 5,
                   2007 by and between BlueCrest Capital Finance, L.P. and
                   SWMX, Inc., and SoftWave Media Exchange, Inc*

* Schedules and exhibits  omitted  pursuant to Item 601(b)(2) of Regulation S-B.
The Company agrees to furnish  supplementally  a copy of any omitted schedule to the SEC upon request.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date: July 10, 2007                      SWMX, INC.

                                         By: /s/ James Caci
                                             -----------------------------------
                                             James Caci
                                             Chief Financial Officer

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